DELAWARE(SM)
INVESTMENTS
-----------

Delaware Blue Chip Fund

Total Return

2000 ANNUAL REPORT

(Total Return Artwork)

TABLE OF CONTENTS

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             5

Financial Statements
  Statement of Net Assets                                       6

  Statement of Operations                                       9

  Statements of Changes in
  Net Assets                                                   10

  Financial Highlights                                         11

  Notes to Financial
  Statements                                                   13

  Report of Independent
  Auditors                                                     15


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average 11 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.


Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.


Consistent

[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $43 billion in assets as of December 31, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.

    o Large-cap equity          o High-yield bonds

    o Mid-cap equity            o Investment grade bonds

    o Small-cap equity          o Municipal bonds

    o International equity       (single-state and national funds)

    o Balanced                  o International fixed-income

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder


"AS OF NOVEMBER 30, 2000, THE U.S. STOCK MARKET HAD JUST TURNED IN A THIRD CONSECUTIVE MONTH OF LACKLUSTER RETURNS, AND THE EQUITY MARKETS WERE ON THEIR WAY TO FINISHING THEIR WORST YEAR SINCE 1990."


January 9, 2001

Recap of Events -- As of November 30, 2000, the U.S. stock market had just turned in a third consecutive month of lackluster returns, and the equity markets were on their way to finishing their worst year since 1990. Major U.S. equity indexes were down year to date, with the technology-heavy Nasdaq Composite Index off a notable 36.16% year to date and almost 50% from its March 10th peak.

There are a number of factors arguably contributing to the troubles, including high oil prices, tensions in the Middle East, corporate earnings disappointments, and tightening by an inflation-wary U.S. Federal Reserve Board early in 2000.

It is also clear that many investors and analysts in 2000 began reassessing stock valuations for companies that play a role in the New Economy. In December 1999 and through the first two months of 2000, growth stocks were completing a monumental price boom that was often led by hopeful prospects for technology, and in particular for Internet-related companies. The rest of 2000 was a reverse image of that speculative environment, however. Many technology stocks lost significant value in the spring, leading the broad market downward. The entire market has generally been volatile ever since and, as a result, we have seen an increased focus on corporate fundamentals as the year has progressed. We believe this newfound focus on fundamentals can be a positive development, as it helps move stocks toward values from which we can be optimistic about future returns.

Delaware Blue Chip Fund, by definition of its investment strategy, focuses on stocks that have both growth and value characteristics. It holds stocks from a diverse array of industries, including banking, energy, healthcare, technology, and telecommunications.

The Fund focuses on "blue chip" companies -- those with large market capitalizations that typically have lengthy records of profit growth, sound management teams, and reputations for quality products and services.




Total Return

For the Period Ended November 30, 2000                        One Year
--------------------------------------------------------------------------------
Delaware Blue Chip Fund Class A Shares                         -8.64%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                    -4.22%
Russell Top 200 Index                                         -13.55%
Lipper Multi-Cap Core Funds Average (380 funds)                +1.03%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance for all Fund classes can be found on page 5. In the past, the Fund's benchmark was the S&P 500 Index, which measures the performance of mostly large-capitalization U.S. companies. The Fund now uses the Russell Top 200 Index as its benchmark because it more accurately represents the investment strategy of Delaware Blue Chip Fund. The Russell Top 200 Index measures the largest 200 companies in the Russell 1000 Index. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the largest 3,000 companies in the U.S. All of the indexes are unmanaged. You cannot invest directly in an index. The Lipper category represents the average of all multi-cap core funds tracked by Lipper (Source: Lipper Inc.). Past performance is not a guarantee of future results.

"WE BELIEVE THAT THE FEDERAL RESERVE IS CURRENTLY ACHIEVING THE SOFT LANDING IT SOUGHT FOR THE U.S. ECONOMY, AND THAT INVESTORS' VARIOUS CONCERNS ARE ALREADY REFLECTED IN THE MARKET."


Your Fund returned -8.64% (Class A shares at net asset value with distributions reinvested) during the year ended November 30, 2000. Although the Fund's performance was disappointing, it managed to outperform its benchmark, the Russell Top 200 Index, which returned -13.55% for the same period.

Difficult times in the stock market call for long-term mutual fund investors to remain disciplined. Down markets can represent opportunities. We believe that investors who stick to a regular investment plan, diversify their assets, and keep a long-term outlook are generally well prepared, regardless of short-term market direction. As always, we recommend that investors continue to rely on basic, sound principles of investing. For help with your financial plan, or with assessing your own risk tolerance and financial goals, contact your financial adviser.

Market Outlook -- The factors mentioned above as contributing to this year's market woes are almost identical to those seen in 1990. That year was the last in which the Dow Jones Industrial Average, the Nasdaq Composite Index, and the S&P 500 Index all finished down for the year.

The difference is that in 1990 the U.S. economy was in recession. We believe that the Federal Reserve is currently achieving the soft landing it sought for the U.S. economy, and that investors' various concerns are already reflected in the market. Although we expect market volatility may continue, it is our opinion that declining stock prices, positive fundamentals, and a healthy economic backdrop make the current environment for equity investing quite attractive.

On the pages that follow, Delaware Blue Chip Fund managers J. Paul Dokas and Timothy Connors discuss your Fund's performance over the past year and provide their outlook on the equities market. As always, we thank you for remaining committed to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes

Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


(Total Return Artwork)

J. Paul Dokas
Portfolio Manager
Delaware Management Company

Timothy G. Connors
Portfolio Manager
Delaware Management Company

January 9, 2001



Delaware Blue Chip Fund Portfolio Characteristics
As of November 30, 2000
----------------------------------------
Beta*                              0.99
----------------------------------------
Average Price-to-
   Earnings Ratio**              23.59x
----------------------------------------
Median Market
   Capitalization        $35.67 million
----------------------------------------

* Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the Index. A number higher than
   1.0 means more historical volatility.

** P/E is based on analysts' forward earnings estimates as reported by First
   Call/Thomson Financial.

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Delaware Blue Chip Fund returned -8.64% for the year ended November 30, 2000 (Class A shares at net asset value with distributions reinvested). The Fund outperformed its benchmark, the Russell Top 200 Index, which returned -13.55% for the same period.

By its nature, the Fund allocates a good portion of its portfolio to stocks of large technology and growth companies which were especially hard hit by the volatile market conditions. We seek out companies with a history of profit growth and shareholder dividends. We use a combination of quantitative models and fundamental research to pick what we believe are undervalued or mispriced securities. We also attempt to maintain an allocation that generally reflects the overall market's composition.

A primary reason the Fund performed below our expectations was our investment in large technology companies which were especially hard hit by the volatile market conditions. Following strong performance for large technology and growth stocks early in 2000, the tide turned and many large growth stocks -- particularly blue chip technology stocks -- fell sharply. However, because the Fund is well diversified (140 holdings as of November 30, 2000) and does not hold a high percentage of stocks in any particular sector, the negative impact from the technology sector was somewhat minimized.


Portfolio Highlights
Apple Computer, Dell Computer and Hewlett-Packard were among the stocks that had the greatest impact on the Fund's performance. Both Apple and Dell fell substantially in price during the latter half of our fiscal year as revenues and earnings projections began to fall for computer manufacturers.

Other PC-related stocks hurt performance as well during the period, including Micron Technology and Microsoft. Microsoft's price dropped quite precipitously when the company lost its anti-trust case.

Poor performance in the technology sector was partially offset by a solid showing by some brokerage stocks, as the financial industry was dominated by merger and acquisition activity. In addition to actual acquisitions, speculation about possible deals caused other stocks to rise. We were fortunate to own PaineWebber, which was acquired by Swiss financial giant, UBS Warburg, as well as A. G. Edwards, whose stock price rose in relation to brokerage stocks overall, but which remained independent. We sold our position in PaineWebber in July 2000, however, after the announcement of the takeover.

Delaware Blue Chip Fund
Sector Allocation
As of November 30, 2000

Computers & Technology 18.10%

Healthcare & Pharmaceuticals 14.71%

Banking, Finance & Insurance 16.79%

Other 12.88%

Cable, Media & Publishing 5.67%

Food, Beverage & Tobacco 5.48%

Energy 5.80%

Capital Goods 6.03%

Electronics & Electrical Equipment 6.13%

Telecommunications 8.41%

One area where our performance was enhanced by holding a smaller percentage of stocks was long-distance telecommunication stocks. These stocks generally performed particularly poorly, especially AT&T and WorldCom. Some media stocks in the portfolio also turned in disappointing performance, including Walt Disney and Time Warner. Time Warner started the period very positively after the announcement that it would be acquired by America Online, but the stock faltered later in the year.

Within consumer staples, Quaker Oats and Best Foods benefited from acquisition interest by PepsiCo and Unilever, respectively, with prices rising from the time a takeover was first rumored. These were cases in which we bought stocks because they were fundamentally attractive and then benefited from acquisitions.

Market Outlook
Because many blue chip stocks have suffered declines in the past few months, we view them as well positioned for future growth. While the accumulated impact of higher energy prices, interest rates, and uncertainty about the direction of the U.S. economy have caused some softness in prices and earnings, we believe economic fundamentals are still sound. We expect the Fund to benefit over the long term from our technology holdings. We also see good opportunities in the healthcare sector.

We remain committed to our disciplined, objective approach to selecting stocks with potential for long-term growth as we believe this strategy positions us to take advantage of new market opportunities as they arise.


Top 10 Holdings
As of November 30, 2000

Company                        Sector                               Percentage of Net Assets
---------------------------------------------------------------------------------------------
General Electric               Capital Goods                                 5.35%
---------------------------------------------------------------------------------------------
Cisco Systems                  Computers & Technology                        3.52%
---------------------------------------------------------------------------------------------
Pfizer                         Healthcare & Pharmaceuticals                  3.23%
---------------------------------------------------------------------------------------------
Citigroup                      Banking, Finance & Insurance                  2.98%
---------------------------------------------------------------------------------------------
Intel                          Electronics & Electrical Equipment            2.80%
---------------------------------------------------------------------------------------------
Microsoft                      Computers & Technology                        2.38%
---------------------------------------------------------------------------------------------
Merck & Company                Healthcare & Pharmaceuticals                  2.33%
---------------------------------------------------------------------------------------------
Exxon Mobil                    Energy                                        2.21%
---------------------------------------------------------------------------------------------
Bristol-Myers Squibb           Healthcare & Pharmaceuticals                  2.18%
---------------------------------------------------------------------------------------------
American International Group   Banking, Finance & Insurance                  2.06%
---------------------------------------------------------------------------------------------


(Total Return Artwork)

FUND BASICS


Fund Objective
The Fund seeks to provide long-term capital appreciation. Current income is a secondary objective.

Total Fund Net Assets
As of November 30, 2000
$53.81 million

Number of Holdings
As of November 30, 2000
140

Fund Start Date
February 24, 1997

Your Fund Managers
J. Paul Dokas joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. Mr. Dokas is a CFA charterholder.

Timothy G. Connors earned a bachelor's degree at the University of Virginia and a MBA in Finance at Tulane University. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. Mr. Connors is a CFA charterholder and a member of the Association for Investment Management and Research.

Nasdaq Symbols
Class A  DEBAX
Class B  DEBBX
Class C  DEBCX

DELAWARE BLUE CHIP FUND PERFORMANCE
-----------------------------------

Growth of a $10,000 Investment
February 24, 1997 (Fund inception) through November 30, 2000


                                    Russell                       Delaware
                                    Top 200        S&P 500       Blue Chip
                                     Index          Index       Fund Class A
                                   --------       --------      ------------
Feb.'97                             $10,000        $10,000         $9,421
May.'97                             $10,922        $10,780         $9,898
Nov.'97                             $12,260        $12,224        $11,180
May.'98                             $14,247        $14,088        $12,470
Nov.'98                             $16,536        $15,141        $12,516
May.'99                             $18,416        $17,052        $13,687
Nov.'99                             $21,382        $18,306        $14,556
May.'00                             $22,381        $18,838        $14,819
Nov.'00                             $18,486        $17,534        $12,988


Chart assumes $10,000 invested on February 24, 1997 and, where indicated, includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. The Russell Top 200 Index measures the performance of the largest 200 companies in the Russell 1000 Index. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the largest 3,000 companies in the U.S. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. The indexes are unmanaged. Past performance is not a guarantee of future results. You cannot invest directly in an index.

Average Annual Total Returns
Through November 30, 2000                                Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 2/24/97)
   Excluding Sales Charge                                 +8.89%       -8.64%
   Including Sales Charge                                 +7.19%      -13.92%
--------------------------------------------------------------------------------
Class B (Est. 2/24/97)
   Excluding Sales Charge                                 +8.13%       -9.38%
   Including Sales Charge                                 +7.49%      -13.91%
--------------------------------------------------------------------------------
Class C (Est. 2/24/97)
   Excluding Sales Charge                                 +8.13%       -9.38%
   Including Sales Charge                                 +8.13%      -10.29%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and an annual distribution and service fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime and one-year periods ended November 30, 2000 for Delaware Blue Chip Fund's Institutional Class were +9.20% and -8.46%, respectively. The Institutional Class was originally made available without sales charges only to a certain eligible institutional accounts on February 24, 1997.

An expense limitation was in effect for all classes of Delaware Blue Chip Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Institutional Class symbol: DEBIX

Statement of Net Assets

DELAWARE BLUE CHIP FUND
-----------------------
                                                          Number of     Market
November 30, 2000                                         Shares        Value
--------------------------------------------------------------------------------
 Common Stock - 97.45%
 Aerospace & Defense - 1.60%
 Boeing ........................................           3,600      $  248,625
 Honeywell International .......................           5,000         243,750
 Textron .......................................           2,500         126,563
 United Technologies ...........................           3,440         243,595
                                                                      ----------
                                                                         862,533
                                                                      ----------
 Automobiles & Auto Parts - 0.71%
 General Motors ................................           7,700         381,150
                                                                      ----------
                                                                         381,150
                                                                      ----------
 Banking, Finance & Insurance - 16.79%
 AFLAC .........................................           2,800         197,050
 Allstate ......................................           6,100         233,325
 American Express ..............................           8,400         461,475
 American General ..............................           3,600         269,775
 American International Group ..................          11,437       1,108,674
 Bank of America ...............................           9,145         365,228
 Bank of New York ..............................           4,100         226,269
 Bank One ......................................           7,146         255,916
 Charles Schwab ................................           6,500         179,969
 Chase Manhattan ...............................          10,240         377,600
 Citigroup .....................................          32,213       1,604,610
 Comerica ......................................              55           2,863
 Countrywide Credit ............................           3,100         115,087
 Fannie Mae ....................................           3,800         300,200
 Firstar .......................................           6,700         129,812
 Fleet Boston Financial ........................           8,200         307,500
 Freddie Mac ...................................           2,300         139,006
 Goldman Sachs Group ...........................           2,200         180,675
 Hartford Financial Services ...................           2,700         191,025
 Household International .......................           2,000          99,750
 Marsh & McLennan ..............................           2,200         253,275
 MBNA ..........................................           5,400         192,713
 Mellon Financial ..............................           3,900         182,813
 Merrill Lynch & Company .......................           4,400         254,650
 Metropolitan Life Insurance ...................           7,000         207,375
 Morgan Stanley Dean Witter ....................           8,400         532,350
 State Street Bank .............................           1,300         167,700
 Wells Fargo ...................................          10,500         498,094
                                                                      ----------
                                                                       9,034,779
                                                                      ----------
 Cable, Media & Publishing - 5.67%
*AT&T - Liberty Media Class A ..................          23,600         320,075
*Clear Channel Communications ..................           3,948         199,374
*Comcast - Special Class A .....................           7,200         276,750
*Echostar Communications - Class A .............           2,300          67,131
 Time Warner ...................................          17,500       1,085,000
*Viacom ........................................          10,363         529,808
 Walt Disney ...................................          19,800         572,962
                                                                      ----------
                                                                       3,051,100
                                                                      ----------
 Capital Goods - 6.03%
 Caterpillar ...................................           4,200         165,112
 General Electric ..............................          58,110       2,880,077

                                                         Number of      Market
                                                         Shares         Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Capital Goods (continued)
 Minnesota Mining & Manufacturing ................          2,000     $  199,750
                                                                      ----------
                                                                       3,244,939
                                                                      ----------
 Chemicals - 0.91%
 Dow Chemical ....................................          9,105        278,272
 DuPont (E.I.) deNemours .........................          5,000        211,562
                                                                      ----------
                                                                         489,834
                                                                      ----------
 Computers & Technology - 18.10%
*AVAYA ...........................................          1,350         15,778
*BEA Systems .....................................          3,100        181,544
*CIENA ...........................................          1,800        136,687
*Cisco Systems ...................................         39,600      1,895,850
 Compaq Computer .................................          6,200        133,300
*Comverse Technology .............................          1,600        137,900
 Corning .........................................          6,300        368,550
*Dell Computer ...................................         15,800        304,150
*EMC .............................................         13,200        981,750
 First Data ......................................          3,000        153,562
*General Motors-Class H ..........................          4,600        100,004
 Hewlett-Packard .................................          9,600        303,600
*I2 Technologies .................................          1,300        125,288
 International Business Machines .................          9,400        878,900
*Juniper Networks ................................          2,100        262,238
*Microsoft .......................................         22,300      1,279,463
*Network Appliance ...............................          1,800         88,875
*Oracle ..........................................         27,000        715,500
*Palm ............................................          4,004        144,895
*SDL .............................................            600        109,050
*Siebel Systems ..................................          1,800        125,775
*Sun Microsystems ................................          8,700        661,744
*VeriSign ........................................          1,700        147,369
*Veritas Software ................................          4,101        400,104
*Yahoo ...........................................          2,250         89,156
                                                                      ----------
                                                                       9,741,032
                                                                      ----------
 Consumer Products - 2.33%
 Gillette ........................................          8,600        291,325
 Kimberly-Clark ..................................          3,000        209,813
 Procter & Gamble ................................         10,030        750,996
                                                                      ----------
                                                                       1,252,134
                                                                      ----------
 Electronics & Electrical Equipment - 6.13%
*Altera ..........................................          4,200        100,537
*Analog Devices ..................................          4,300        213,387
*Applied Materials ...............................          6,400        258,800
 Intel ...........................................         39,600      1,507,275
*JDS Uniphase ....................................          3,800        190,238
 Linear Technology ...............................          1,500         70,969
*Maxim Integrated Products .......................          1,300         66,300
*Micron Technology ...............................          3,000         94,500
 Motorola ........................................         12,091        242,576
*PMC - Sierra ....................................          1,000         92,188

                                                          Number of     Market
Delaware Blue Chip Fund                                   Shares        Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Electronics & Electrical Equipment (continued)
 Texas Instruments .................................         9,300    $  347,006
*Xilinx ............................................         3,000       117,000
                                                                      ----------
                                                                       3,300,776
                                                                      ----------
 Energy - 5.80%
 Chevron ...........................................         4,000       327,500
 Coastal ...........................................         3,000       219,750
 Conoco Class B ....................................         6,300       157,894
 Enron .............................................         4,300       278,425
 Exxon Mobil .......................................        13,500     1,188,000
 Halliburton .......................................         5,100       170,212
 Phillips Petroleum ................................         1,900       107,350
 Royal Dutch Petroleum .............................         5,445       324,998
 Texaco ............................................         2,300       133,544
 Williams ..........................................         6,100       215,788
                                                                      ----------
                                                                       3,123,461
                                                                      ----------
 Food, Beverage & Tobacco - 5.48%
 Anheuser Busch ....................................         5,600       265,650
 Campbell Soup .....................................         4,900       163,537
 Coca Cola .........................................        10,200       638,775
 Heinz (H.J.) ......................................         6,765       308,653
 McDonald's ........................................         9,100       290,063
 PepsiCo ...........................................         9,500       431,063
 Philip Morris .....................................        11,600       442,975
 Quaker Oats .......................................         2,600       226,038
 Sara Lee ..........................................         7,600       182,400
                                                                      ----------
                                                                       2,949,154
                                                                      ----------
 Healthcare & Pharmaceuticals - 14.71%
 American Home Products ............................         7,400       444,925
*Amgen .............................................         5,700       362,662
 Bristol-Myers Squibb ..............................        16,900     1,171,381
 Eli Lilly .........................................         5,100       477,806
*Genentech .........................................         2,400       163,350
 Johnson & Johnson .................................        11,000     1,100,000
 Medtronic .........................................         5,524       294,153
 Merck & Company ...................................        13,500     1,251,281
 Pfizer ............................................        39,225     1,738,158
 Pharmacia .........................................         8,100       494,100
 Schering-Plough ...................................         7,420       415,984
                                                                      ----------
                                                                       7,913,800
                                                                      ----------
 Metals & Mining - 0.41%
 Alcoa .............................................         7,800       219,862
                                                                      ----------
                                                                         219,862
                                                                      ----------
 Paper & Forest Products - 0.44%
 International Paper ...............................         7,000       237,125
                                                                      ----------
                                                                         237,125
                                                                      ----------
 Retail - 3.32%
*Best Buy ..........................................         4,000       103,000
 Home Depot ........................................        12,700       497,681
*Safeway ...........................................         3,200       188,600

                                                         Number of     Market
                                                         Shares        Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Retail (continued)
 Sears .........................................           6,100      $  197,884
 Wal-Mart Stores ...............................          15,300         798,469
                                                                      ----------
                                                                       1,785,634
                                                                      ----------
 Telecommunications - 8.41%
 AT&T ..........................................          18,700         366,987
*AT&T Wireless Group ...........................           5,500          99,000
*ADC Telecommunications ........................           4,300          86,806
 Alltel ........................................           2,700         165,375
 BellSouth .....................................          14,230         594,992
*Level 3 Communications ........................           2,600          69,875
 Lucent Technologies ...........................          16,200         252,113
*Metromedia Fiber Network - Class A ............           3,700          43,244
*NEXTEL Communications .........................           4,800         148,800
 Nortel Networks ...............................           2,200          83,050
*Qualcomm ......................................           3,800         304,950
 SBC Communications ............................          17,992         988,435
 Sprint ........................................           8,800         202,400
*Sprint PCS ....................................           4,900         111,169
*Sycamore Networks .............................           1,300          53,869
 Verizon Communications ........................          10,848         609,522
*Worldcom ......................................          23,300         348,044
                                                                      ----------
                                                                       4,528,631
                                                                      ----------
 Utilities - 0.61%
*AES ...........................................           6,300         326,812
                                                                      ----------
                                                                         326,812
                                                                      ----------
Total Common Stock (cost $53,423,718) ..........                      52,442,756
                                                                      ----------

                                                        Principal
                                                        Amount
                                                        ---------
Repurchase Agreements - 2.15%
With BNP Paribas 6.48% 12/1/00
  (dated 11/30/00, collateralized by $168,000
  U.S. Treasury Notes 5.50% due 8/31/01,
  market value $169,566 and $240,000
  U.S. Treasury Notes 5.875% due 10/31/01,
  market value $240,434) .........................     $  401,000        401,000
With Chase Manhattan 6.45% 12/1/00
  (dated 11/30/00, collateralized by $229,000
  U.S.Treasury Notes 5.50% due 3/31/03,
  market value $230,375 and $190,000
  U.S. Treasury Notes 4.25% due 11/15/03,
  market value $183,863) .........................        403,000        403,000
With J.P. Morgan Securities 6.45% 12/1/00
  (dated 11/30/00, collateralized by $355,000
  U.S. Treasury Notes 6.625% due 4/30/02,
  market value $360,859) .........................        354,000        354,000
                                                                      ----------
Total Repurchase Agreements
  (cost $1,158,000) ..............................                     1,158,000
                                                                      ----------

Delaware Blue Chip Fund
--------------------------------------------------------------------------------
Total Market Value of Securities - 99.60%
  (cost $54,581,718) .....................................           $53,600,756
Receivables and Other Assets Net
  of Liabilities - 0.40% .................................               213,064
                                                                     -----------
Net Assets Applicable to 4,681,941
  Shares Outstanding - 100.00% ...........................           $53,813,820
                                                                     ===========
Net Asset Value - Delaware Blue Chip Fund
  A Class ($20,806,195 / 1,789,726 shares) ...............                $11.63
                                                                          ------
Net Asset Value - Delaware Blue Chip Fund
  B Class ($28,759,472 / 2,522,034 shares) ...............                $11.40
                                                                          ------
Net Asset Value - Delaware Blue Chip Fund
  C Class ($3,150,999 / 276,309 shares) ..................                $11.40
                                                                          ------
Net Asset Value - Delaware Blue Chip
  Fund Instititutional Class
  ($1,097,154 / 93,872 shares) ...........................                $11.69
                                                                          ------

--------------
* Non-income producing security for the year ended November 30, 2000.


--------------------------------------------------------------------------------
Components of Net Assets at November 30, 2000:
Shares of beneficial interest (unlimited
  authorization - no par) ..................................        $54,356,515
Accumulated net realized gain on investments ...............            438,267
Net unrealized depreciation of investments .................           (980,962)
                                                                    -----------
Total net assets ...........................................        $53,813,820
                                                                    ===========
Net Asset Value and Offering Price per
  Share - Delaware Blue Chip Fund
Net asset value A Class (A) ................................             $11.63
Sales charge (5.75% of offering price, or
 6.10% of amount invested per share) (B) ...................               0.71
                                                                         ------
Offering price .............................................             $12.34
                                                                         ======

------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations



Year Ended November 30, 2000                             Delaware Blue Chip Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ......................................... $   645,635
Interest ..........................................      69,612    $   715,247
                                                    -----------    -----------
Expenses:
Distribution expenses .............................     367,337
Management fees ...................................     346,906
Dividend disbursing and transfer agent fees
  and expenses ....................................     287,063
Registration fees .................................      89,846
Reports and statements to shareholders ............      84,082
Accounting and administration expenses ............      21,587
Custodian fees ....................................       3,559
Trustees' fees ....................................       2,132
Professional fees .................................         546
Taxes (other than taxes on income) ................         143
Other .............................................      24,038      1,227,239
                                                    -----------
Less expenses absorbed or waived ..................                   (182,224)
Less expenses paid indirectly .....................                     (2,167)
                                                                   -----------
Total expenses ....................................                  1,042,848
                                                                   -----------

Net Investment Loss ...............................                   (327,601)
                                                                   -----------

Net Realized and Unrealized Gain (Loss) on
  Investments:
Net realized gain on investments ..................                    799,590
Net change in unrealized appreciation/
  depreciation of investments .....................                 (6,298,456)
                                                                   -----------

Net Realized and Unrealized Loss on Investments ...                 (5,498,866)
                                                                   -----------

Net Decrease in Net Assets Resulting from
  Operations ......................................                ($5,826,467)
                                                                   -----------

                             See accompanying notes

Statements of Changes in Net Assets

                                                         Delaware Blue Chip Fund
--------------------------------------------------------------------------------
                                                              Year Ended
                                                         11/30/00     11/30/99

Increase (Decrease) in Net Assets from Operations:
Net investment loss ..............................  $   (327,601)  $   (125,878)
Net realized gain (loss) on investments ..........       799,590        (68,264)
Net change in unrealized appreciation/depreciation
  of investments .................................    (6,298,456)     3,515,686
                                                    ---------------------------
Net increase (decrease) in net assets resulting
  from operations ................................    (5,826,467)     3,321,544
                                                    ---------------------------

Distributions to Shareholders from:
Net investment income:
  A Class ........................................            --        (17,788)
  B Class ........................................            --             --
  C Class ........................................            --             --
  Institutional Class ............................            --         (5,697)
                                                    ---------------------------
                                                              --        (23,485)
                                                    ---------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ........................................    15,308,216      8,682,916
  B Class ........................................    17,350,138     16,976,477
  C Class ........................................     2,102,060      1,663,367
  Institutional Class ............................       944,189        693,527

Net asset value of shares issued upon reinvestment
  of distributions:
  A Class ........................................            --         16,844
  B Class ........................................            --             --
  C Class ........................................            --             --
  Institutional Class ............................            --          5,697
                                                    ---------------------------
                                                      35,704,603     28,038,828
                                                    ---------------------------

Cost of shares repurchased:
  A Class ........................................    (6,578,303)    (3,435,862)
  B Class ........................................    (6,554,258)    (2,685,785)
  C Class ........................................    (1,175,448)      (541,156)
  Institutional Class ............................      (205,659)    (1,339,002)
                                                    ---------------------------
                                                     (14,513,668)    (8,001,805)
                                                    ---------------------------
Increase in net assets derived from capital
  share transactions .............................    21,190,935     20,037,023
                                                    ----------------------------

Net Increase in Net Assets .......................    15,364,468     23,335,082

Net Assets:
Beginning of period ..............................    38,449,352     15,114,270
                                                    ----------------------------
End of period ....................................  $ 53,813,820   $ 38,449,352
                                                    ===========================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding             Delaware Blue Chip Fund    |       Delaware Blue Chip Fund
throughout each period were as follows:                                  A Class            |                B Class
--------------------------------------------------------------------------------------------|--------------------------------------
                                                                                  2/24/97(1)|                             2/24/97(1)
                                                            Year Ended                to    |         Year Ended              to
                                                 11/30/00    11/30/99    11/30/98  11/30/97 | 11/30/00  11/30/99   11/30/98 11/30/97
                                                                                            |
Net asset value, beginning of period ..........   $12.730     $10.970     $9.850    $8.500  |  $12.580   $10.880    $9.800    $8.500
                                                                                            |
Income (loss) from investment operations:                                                   |
  Net investment income (loss)(2) .............    (0.027)     (0.015)     0.048     0.041  |  (0.116)   (0.099)   (0.025)   (0.009)
  Net realized and unrealized gain (loss)                                                   |
    on investments ............................    (1.073)      1.800      1.122     1.309  |  (1.064)    1.799     1.115     1.309
                                                  ------------------------------------------|--------------------------------------
  Total from investment operations ............    (1.100)      1.785      1.170     1.350  |  (1.180)    1.700     1.090     1.300
                                                  ------------------------------------------|--------------------------------------
                                                                                            |
Less distributions:                                                                         |
  Distributions from net investment income ....        --      (0.025)    (0.040)       --  |      --        --        --        --
  Distributions from net realized gain on                                                   |
    investments ...............................        --          --     (0.010)       --  |      --        --    (0.010)       --
                                                  ------------------------------------------|--------------------------------------
  Total distributions .........................        --      (0.025)    (0.050)       --  |      --        --    (0.010)       --
                                                  ------------------------------------------|--------------------------------------
                                                                                            |
Net asset value, end of period ................   $11.630     $12.730    $10.970    $9.850  | $11.400   $12.580   $10.880    $9.800
                                                  ==========================================|======================================
                                                                                            |
Total return(3) ...............................    (8.64%)     16.30%     11.94%    15.88%  |  (9.38%)   15.63%    11.14%    15.29%
                                                                                            |
Ratios and supplemental data:                                                               |
  Net assets, end of period (000 omitted) .....   $20,806     $14,257     $7,480    $2,272  | $28,760   $21,115    $5,375    $1,444
  Ratio of expenses to average net assets .....     1.55%       1.54%      1.50%     1.50%  |   2.25%     2.24%     2.20%     2.20%
  Ratio of expenses to average net assets                                                   |
    prior to expense limitation and                                                         |
    expenses paid indirectly ..................     1.89%       2.00%      2.03%     2.95%  |   2.59%     2.70%     2.73%     3.65%
  Ratio of net investment income (loss)                                                     |
    to average net assets .....................    (0.21%)     (0.12%)     0.45%     0.69%  |  (0.91%)   (0.82%)   (0.25%)   (0.01%)
  Ratio of net investment income (loss) to                                                  |
    average net assets prior to expense                                                     |
    limitation and expenses paid indirectly ...    (0.55%)     (0.58%)    (0.08%)   (0.76%) |  (1.25%)   (1.28%)   (0.78%)   (1.46%)
  Portfolio turnover ..........................       67%         11%        27%       25%  |     67%       11%       27%       25%

---------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding             Delaware Blue Chip Fund    |        Delaware Blue Chip Fund
throughout each period were as follows:                                  C Class            |          Institutional Class
--------------------------------------------------------------------------------------------|---------------------------------------
                                                                                  2/24/97(1)|                             2/24/97(1)
                                                            Year Ended                to    |         Year Ended              to
                                                 11/30/00    11/30/99    11/30/98  11/30/97 |11/30/00  11/30/99   11/30/98 11/30/97
                                                                                            |
                                                                                            |
Net asset value, beginning of period ..........   $12.580     $10.880     $9.800    $8.500  | $12.770   $10.990    $9.870    $8.500
                                                                                            |
Income (loss) from investment operations:                                                   |
  Net investment income (loss)(2) .............    (0.116)     (0.098)    (0.025)   (0.011) |   0.012     0.022     0.079     0.062
  Net realized and unrealized gain (loss)                                                   |
    on investments ............................    (1.064)      1.798      1.115     1.311  |  (1.092)    1.818     1.116     1.308
                                                  ------------------------------------------|--------------------------------------
  Total from investment operations ............    (1.180)      1.700      1.090     1.300  |  (1.080)    1.840     1.195     1.370
                                                  ------------------------------------------|--------------------------------------
                                                                                            |
Less distributions:                                                                         |
  Distributions from net investment income ....        --          --         --        --  |      --    (0.060)   (0.065)      --
  Distributions from net realized gain on                                                   |
    investments ...............................        --          --     (0.010)       --  |      --        --    (0.010)      --
                                                  ------------------------------------------|--------------------------------------
  Total distributions .........................        --          --     (0.010)       --  |      --    (0.060)   (0.075)      --
                                                  ------------------------------------------|--------------------------------------
                                                                                            |
Net asset value, end of period ................   $11.400     $12.580    $10.880    $9.800  | $11.690   $12.770   $10.990    $9.870
                                                  ==========================================|======================================
                                                                                            |
Total return(3) ...............................    (9.38%)     15.63%     11.14%    15.29%  |  (8.46%)   16.70%    12.31%    16.12%
                                                                                            |
Ratios and supplemental data:                                                               |
  Net assets, end of period (000 omitted) .....    $3,151      $2,578     $1,217      $239  |  $1,097      $499    $1,042    $1,834
  Ratio of expenses to average net assets .....     2.25%       2.24%      2.20%     2.20%  |   1.25%     1.24%     1.20%     1.20%
  Ratio of expenses to average net assets                                                   |
    prior to expense limitation and                                                         |
    expenses paid indirectly ..................     2.59%       2.70%      2.73%     3.65%  |   1.59%     1.70%     1.73%     2.65%
  Ratio of net investment income (loss)                                                     |
    to average net assets .....................    (0.91%)     (0.82%)    (0.25%)   (0.01%) |   0.09%     0.18%     0.75%     0.99%
  Ratio of net investment income (loss) to                                                  |
    average net assets prior to expense                                                     |
    limitation and expenses paid indirectly ...    (1.25%)     (1.28%)    (0.78%)   (1.46%) |  (0.25%)   (0.28%)    0.22%    (0.46%)
  Portfolio turnover ..........................       67%         11%        27%       25%  |     67%       11%       27%       25%

-------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Notes to Financial Statements

November 30, 2000
--------------------------------------------------------------------------------
Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Blue Chip Fund, Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund and Delaware Social Awareness Fund. These financial statements and related notes pertain to Delaware Blue Chip Fund (the "Fund"). Delaware Blue Chip Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Fund seeks to provide long-term capital appreciation. Current income is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,227 for the year ended November 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were approximately $940 for the year ended November 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the net assets in excess of $2.5 billion. At November 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $2,416.

For the year ended November 30, 2000, Vantage Investment Advisors, Inc., an affiliate of DMC, provided sub-advisory services to the Fund. For the services provided to DMC, DMC paid the sub-adviser an annual fee which was calculated at the rate of 0.15% of average daily net assets averaging one year old or less, 0.20% of average daily net assets averaging two years or less but greater than one year old and 0.35% of average daily net assets averaging over two years old. The Fund did not pay any fees to the sub-adviser.

The investment management capabilities of Vantage Investment Advisors, Inc. have been consolidated into Delaware Management Business Trust as of January 1, 2001. As a result, DMC and Vantage are part of the same entity and, because there no longer is a need for the Fund to have an adviser and a sub-adviser, DMC assumed full management of the Fund.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
   (continued)

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses exceed 1.25% of average daily net assets of the Fund through January 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $25,044.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At November 30, 2000, the Fund had a liability for fees and other expenses payable to DDLP of $24,285.

For the year ended November 30, 2000, DDLP earned $21,758 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2000, the Fund made purchases of $56,643,095 and sales of $34,696,106 of investment securities other than short-term investments.

At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $54,683,917 and net unrealized depreciation for federal income tax purposes was $1,083,161 of which $6,747,435 related to unrealized appreciation of securities and $7,830,596 related to unrealized depreciation of securities.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                               Year Ended
                                                          11/30/00    11/30/99
Shares sold:
  A Class                                                 1,174,984     717,877
  B Class                                                 1,354,727   1,407,012
  C Class                                                   163,218     137,849
  Institutional Class                                        70,457      56,172

Shares issued upon reinvestment of distributions:
  A Class                                                        --       1,483
  B Class                                                        --          --
  C Class                                                        --          --
  Institutional Class                                            --         501
                                                         ----------  ----------
                                                          2,763,386   2,320,894
                                                         ----------  ----------
Shares repurchased:
  A Class                                                  (504,898)   (281,851)
  B Class                                                  (511,472)   (222,327)
  C Class                                                   (91,851)    (44,784)
  Institutional Class                                       (15,685)   (112,310)
                                                         ----------  ----------
                                                         (1,123,906)   (661,272)
                                                         ----------  ----------
Net increase                                              1,639,480   1,659,622
                                                         ==========  ==========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2000, or at any time during the fiscal year.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds II -- Delaware Blue Chip Fund

We have audited the accompanying statement of net assets of Delaware Blue Chip Fund (the "Fund") as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period February 24, 1997 (commencement of operations) through November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Blue Chip Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period February 24, 1997 (commencement of operations) through November 30, 1997, in conformity with accounting principles generally accepted in the United States.


                                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 5, 2001

                      This page intentionally left blank.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


[GRAPHIC OMITTED:  BUILDING BLOCKS OF A DIVERSIFIED PORTFOLIO "HOUSE"]


Building Blocks of a Diversified Portfolio

GROWTH OF CAPITAL
Aggressive Growth Equity Funds
Growth Equity Funds
o  Technology and Innovation Fund
o  Select Growth Fund
o  Trend Fund
o  Growth Opportunities Fund*
o  Small Cap Value Fund
o  U.S. Growth Fund
o  Tax-Efficient Equity Fund
o  Social Awareness Fund

TOTAL RETURN
Moderate Growth Equity Funds
o  Blue Chip Fund
o  Devon Fund
o  Growth and Income Fund
o  Decatur Equity Income Fund
o  REIT Fund
o  Balanced Fund

INTERNATIONAL AND GLOBAL
International and Global Funds
o  Emerging Markets Fund
o  New Pacific Fund
o  Overseas Equity Fund
o  International Equity Fund
o  Global Equity Fund
o  Global Bond Fund

CURRENT INCOME
Taxable Bond Funds
o  Delchester Fund
o  High-Yield Opportunities Fund
o  Strategic Income Fund
o  Corporate Bond Fund
o  Extended Duration Bond Fund
o  American Government Bond Fund
o  U.S. Government Securities Fund
o  Limited-Term Government Fund

TAX-EXEMPT INCOME
Tax-Exempt Bond Funds
o  National High-Yield Municipal Bond Fund
o  Tax-Free USA Fund
o  Tax-Free Insured Fund
o  Tax-Free USA Intermediate Fund
o  State Tax-Free Funds**

STABILITY OF PRINCIPAL
Stability of Principal
o  Cash Reserve
o  Tax-Free Money Fund

ASSET ALLOCATION
Asset Allocation Funds
(varying levels of income and growth potential)
o  Foundation Funds
      Growth Portfolio
      Balanced Portfolio
      Income Portfolio

*Formerly known as DelCap Fund.

**Available for the following states: Arizona, California, Colorado, Florida,
  Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and Intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)                                 For Shareholders
INVESTMENTS                                  1.800.523.1918
---------------------
Philadelphia o London                        For Securities Dealers
                                             1.800.362.7500

                                             For Financial Institutions
                                             Representatives Only
                                             1.800.659.2265

                                             www.delawareinvestments.com


This annual report is for the information of Delaware Blue Chip Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Blue Chip Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                              Thomas F. Madison                            Investment Manager
                                               President and Chief Executive Officer        Delaware Management Company
Charles E. Haldeman, Jr.                       MLM Partners, Inc.                           Philadelphia, PA
Chairman                                       Minneapolis, MN
Delaware Investments Family of Funds                                                        International Affiliate
Philadelphia, PA                               Janet L. Yeomans                             Delaware International Advisers Ltd.
                                               Vice President and Treasurer                 London, England
Walter P. Babich                               3M Corporation
Board Chairman                                 St. Paul, MN                                 National Distributor
Citadel Constructors, Inc.                                                                  Delaware Distributors, L.P.
King of Prussia, PA                                                                         Philadelphia, PA

David K. Downes                                AFFILIATED OFFICERS                          Shareholder Servicing, Dividend
President and Chief Executive Officer                                                       Disbursing and Transfer Agent
Delaware Investments Family of Funds           Richard J. Flannery                          Delaware Service Company, Inc.
Philadelphia, PA                               President and Chief Executive Officer        Philadelphia, PA
                                               Delaware Distributors, L.P.
John H. Durham                                 Philadelphia, PA                             2005 Market Street
Private Investor                                                                            Philadelphia, PA 19103-7057
Horsham, PA                                    William E. Dodge
                                               Executive Vice President and
John A. Fry                                    Chief Investment Officer, Equity
Executive Vice President                       Delaware Investments Family of Funds
University of Pennsylvania                     Philadelphia, PA
Philadelphia, PA
                                               Jude T. Driscoll
Anthony D. Knerr                               Executive Vice President and
Consultant, Anthony Knerr & Associates         Head of Fixed Income
New York, NY                                   Delaware Investments Family of Funds
                                               Philadelphia, PA
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC



(4150)                                                      Printed in the USA
AR-143 [11/00] PPL 1/01                                                (J6653)